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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

First Banctrust Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FIRST BANCTRUST CORPORATION
206 South Central Avenue
Paris, IL 61944
(217) 465-6381

March 19, 2004

Dear Stockholder:

     I am pleased to invite you to attend the First BancTrust Corporation’s 2004 annual meeting of stockholders on Monday, April 19, 2004. We will hold the meeting at 10:00 a.m. at the Human Resources Center, 118 East Court Street, Paris, Illinois.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find the Company’s 2003 Annual Report and your proxy card, which allows you to vote on these matters.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Please complete and mail in your proxy card promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that stockholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

Sincerely,

Terry J. Howard
President and Chief Executive Officer

FIRST BANCTRUST CORPORATION
206 South Central Avenue
Paris, IL 61944

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m., local time, on Monday, April 19, 2004

PLACE	The Human Resources Center
118 East Court Street
Paris, Illinois

ITEMS OF BUSINESS	(1)	To elect two members of the Board of Directors for three-year terms.

	(2)	To ratify the selection of BKD, LLP as independent auditors of the Company for the 2004 fiscal year.

	(3)	To transact such other business as may properly come before the Meeting.

ANNUAL REPORT	Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE	You can vote if you are a stockholder of record on March 12, 2004.

QUORUM	A majority of the shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

March 19, 2004
David W. Dick, Secretary

SOLICITATION AND VOTING
Stockholders Entitled to Vote
Voting Procedures
Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP
Required Vote
Revoking a Proxy
List of Stockholders
Cost of Proxy Solicitation
Inspector of Election
Other Matters
GOVERNANCE OF THE COMPANY
Role and Composition of the Board of Directors
The Executive Committee
The Audit Committee
Audit Committee Financial Expert
The Nominating Committee
The Compensation Committee
Code of Ethics
Stockholder Communications with the Board
Director Emeritus
Directors’ Compensation
ITEM 1. ELECTION OF DIRECTORS
NOMINEES WHOSE TERMS WILL EXPIRE IN 2007
CONTINUING DIRECTORS WITH TERMS EXPIRING 2005
CONTINUING DIRECTORS WITH TERMS EXPIRING 2006
ITEM 2. RATIFICATION OF AUDITORS
Audit Fees
Audit Related Fees
Tax Fees
All Other Fees
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
SECURITY OWNERSHIP OF STOCKHOLDER HOLDING 5% OR MORE
EXECUTIVE COMPENSATION
Compensation Table
Total Options Exercised in 2003 and Year End Values
Option Grants in 2003
OTHER COMPENSATION ARRANGEMENTS
Employment Agreements
401(k) Plan
Voluntary Employee’s Benefit Association
Employee Stock Ownership Plan and Trust
2002 Stock Option Plan
2002 Recognition and Retention Plan
Deferred Compensation Plan
PERFORMANCE GRAPH
Transactions with Certain Related Persons
AUDIT COMMITTEE REPORT
COMPLIANCE WITH SECTION 16
STOCKHOLDER PROPOSALS
APPENDIX A
APPENDIX B

SOLICITATION AND VOTING	4
Stockholders Entitled to Vote	4
Voting Procedures	4
Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP	5
Required Vote	5
Revoking a Proxy	5
List of Stockholders	6
Cost of Proxy Solicitation	6
Inspector of Election	6
Other Matters	6
GOVERNANCE OF THE COMPANY	6
Role and Composition of the Board of Directors	6
The Executive Committee	7
The Audit Committee	7
Audit Committee Financial Expert	7
The Nominating Committee	8
The Compensation Committee	9
Code of Ethics	9
Stockholder Communications with the Board	9
Director Emeritus	10
Directors’ Compensation	10
ITEM 1. ELECTION OF DIRECTORS	10
NOMINEES WHOSE TERMS WILL EXPIRE IN 2007	11
CONTINUING DIRECTORS WITH TERMS EXPIRING 2005	11
CONTINUING DIRECTORS WITH TERMS EXPIRING 2006	12
ITEM 2. RATIFICATION OF AUDITORS	12
Audit Fees	12
Audit Related Fees	13
Tax Fees	13
All Other Fees	13
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP	14
SECURITY OWNERSHIP OF STOCKHOLDER HOLDING 5% OR MORE	15
EXECUTIVE COMPENSATION	16
Compensation Table	16
Total Options Exercised in 2003 and Year End Values	17
Option Grants in 2003	17
OTHER COMPENSATION ARRANGEMENTS	17
Employment Agreements	17
401(k) Plan	18
Voluntary Employee’s Benefit Association	19
Employee Stock Ownership Plan and Trust	19
2002 Stock Option Plan	19
2002 Recognition and Retention Plan	19
Deferred Compensation Plan	19
PERFORMANCE GRAPH	20
Transactions With Certain Related Persons	21
AUDIT COMMITTEE REPORT	21
COMPLIANCE WITH SECTION 16	21
STOCKHOLDER PROPOSALS	22

FIRST BANCTRUST CORPORATION
206 South Central Avenue
Paris, IL 61944

SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of First BancTrust Corporation (the “Company” “we” or “us”) is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 19, 2004 beginning at 10:00 a.m., local time. The Annual Meeting will be held at the Human Resources Center, 118 East Court Street, Paris, Illinois.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 19, 2004.

Stockholders Entitled to Vote

     Holders of record of common stock of the Company at the close of business on March 12, 2004 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 1,250,225 common shares issued and outstanding.

Voting Procedures

     Unless you hold your shares in the Company’s Retirement Savings Plan (the “401(k) Plan”) or the Employee Stock Ownership Plan and Trust (the “ESOP”), you can vote on matters to come before the meeting in one of two ways:

•	you can come to the Annual Meeting and cast your vote there; or

•	you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP

     If you participate in the Company’s 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcomed.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker “non votes” are not counted in determining the vote. As to ratification of BKD, LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker “non votes” are again not counted for purposes of approving the matter.

Revoking a Proxy

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	you may send in another proxy with a later date;

•	you may notify the Company’s Secretary in writing at First BancTrust Corporation, 206 South Central Avenue, Paris, Illinois 61944; or

•	unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

List of Stockholders

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose related to the Annual Meeting at the Company’s offices at 206 South Central Avenue, Paris, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

Cost of Proxy Solicitation

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

Inspector of Election

     Your proxy returned in the enclosed envelope will be delivered to the Company’s transfer agent, Illinois Stock Transfer Company. The Board of Directors has designated Illinois Stock Transfer Company to act as inspectors of election and to tabulate the votes at the Annual Meeting. Illinois Stock Transfer Company is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Other Matters

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

GOVERNANCE OF THE COMPANY

Role and Composition of the Board of Directors

     Our Company’s Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of stockholders. The Board of Directors selects the management of the Company which is responsible for the Company’s day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. James D. Motley, Vick N. Bowyer, David W. Dick, Terry T. Hutchison, John W. Welborn, and Joseph R. Schroeder are independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     Members of the Board of Directors serve also as Directors of First Bank & Trust, S.B. (the “Bank”). The Bank is the Company’s wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

     During 2003, the Board of Directors met as the Company’s Board of Directors 11 times. In addition, the Board of Directors has authorized four Committees to manage distinct matters of the Company. These Committees are the Executive Committee, Audit Committee, the Nominating Committee, and the Compensation Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2003.

Name	Board	Executive	Audit	Nominating	Compensation
Vick N. Bowyer	X
David W. Dick	X			X	X
Terry J. Howard	X	X
Terry T. Hutchison	X	X	X	X
James D. Motley	X	X	X		X
Joseph R. Schroeder	X			X	X
John W. Welborn	X	X	X	X	X
Meetings in 2003	11	4	5	1	3

The Executive Committee

     The Executive Committee generally acts in lieu of the full board of directors between board meetings. This committee is responsible for formulating and implementing policy decisions, subject to review by the entire board of directors.

The Audit Committee

     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and stockholders. The Committee is responsible for the following tasks:

•	maintaining a liaison with the outside auditors;

•	reviewing the adequacy of internal controls;

•	reviewing with management and outside auditors financial disclosures of the Company; and

•	reviewing any material changes in accounting principles or practices used in preparing statements.

Audit Committee Financial Expert

     Our Board of Directors has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. James D. Motley is our Audit Committee financial expert, and he is independent as independence for audit committee members is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

The Nominating Committee

     Our Board of Directors has a Nominating Committee which consists of four directors. David W. Dick, Terry T. Hutchison, Joseph R. Schroeder, and John W. Welborn are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for stockholder approval at the annual meeting of stockholders or to fill any vacancies. During the fiscal year ended December 31, 2003, the Nominating Committee held 1 meeting.

     Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement and is also available to stockholders on our website, at http://www.firstbanctrust.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     The Nominating Committee’s policy is to consider director candidates recommended by stockholders. Such recommendations must be made pursuant to timely notice in writing to:

First BancTrust Corporation
206 South Central Avenue
Paris, Illinois 61944

     Section 4.15 of the Company’s Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Bylaws. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders’ notice must be delivered to or received by the Secretary not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No notice has been received by the Company in connection with the Annual Meeting. Each written notice of a stockholder nomination must set forth certain information specified in the Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Bylaws.

     The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a stockholder. Historically, nominees have been existing directors or business associates of our directors or officers.

The Compensation Committee

     The Compensation Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer and senior management. This Committee also approves the senior officers’ compensation and other incentive compensation programs.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

•	Accountability for adherence to the code.

     This Code of Ethics is attached to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 as Exhibit 14. We have also posted it on our Web site at http://www.firstbanctrust.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 206 South Central Avenue, Paris, Illinois 61944. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.firstbanctrust.com within five business days following the date of the amendment or waiver.

Stockholder Communications with the Board

     Our Board of Directors has a process for stockholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 206 South Central Avenue, Paris, Illinois 61944. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of stockholders, if possible. All seven of our directors attended the 2003 annual meeting of stockholders.

Director Emeritus

     Effective April 2002, Robert E. Sprague became a Director Emeritus of First Bank for a one year term and also serves as a public relations officer of the Company. Mr. Sprague was Chairman of the Board of the Company from November 2000 to April 2002 and Chairman of the Board of First Bank from April 1995 to April 2002 having served as a director of First Bank since January 1990. Mr. Sprague has been a dentist in Paris, Illinois since August 1952.

Directors’ Compensation

     Each director of the Company and the Bank receives $250 for Board meetings held, but only if attended, except Mr. Howard who receives no director’s fees from First Bank. Each director of the Company receives a quarterly compensation of $1,250, whether or not the meeting(s) are attended except the Chairman of the Board of the Company receives a total of $1,562.50 quarterly. Each director of the Bank also receives a quarterly compensation of $1,250, whether or not they attend meeting(s) except the Chairman receives a total of $1,562.50 quarterly. Each director of the Company and First Bank receives $250 for each committee meeting attended. If additional Board meetings are held, directors receive additional compensation of $250 per meeting, but only if attended. The Company has a defined-benefit deferred director fee plan covering certain directors whereby each director may elect to defer all or a portion of their annual fees. A First Bank director emeritus receives $500 each month whether or not meetings are attended. Mr. Sprague, Director Emeritus, receives an additional $500 per month retainer as a public relations officer.

ITEM 1. ELECTION OF DIRECTORS

     Currently, the Board of Directors has seven members divided into three classes of two or three directors per class. Each class of directors has three-year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Two directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2007.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the two nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2007 at the Annual Meeting: Terry T. Hutchison and John W. Welborn.

     The Board of Directors recommends a vote FOR the election of these nominees as Directors.

     We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company.

NOMINEES WHOSE TERMS WILL EXPIRE IN 2007

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Terry T. Hutchison	51	Chairman of the Board. Self-employed Business Consultant, Paris, Illinois since July 2002. Manager and owner of Parkway Furniture Co., Paris Illinois from November 1976 to June 2002. Director since 1989.

John W. Welborn	58	Director since 1995. Retired. Facilities Manager, TRW, Inc., Marshall, Illinois from November 1971 to June 2001.

CONTINUING DIRECTORS WITH TERMS EXPIRING 2005

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
David W. Dick	54	Director since 1996. Insurance Agent for Country Companies Insurance, Bloomington, Illinois.

Terry J. Howard	56	Director, President and Chief Executive Officer of the Company since November 2000. Executive Vice President of First Bank from May 1988 to June 1999. President and Chief Executive Officer of First Bank since June 1999. Director since November 2000.

CONTINUING DIRECTORS WITH TERMS EXPIRING 2006

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Joseph R. Schroeder	54	Director since 1997. Attorney in private practice with the law firm of Bennett, Schroeder & Wieck, Marshall Illinois.

James D. Motley	59	Director since 2002. Self-employed owner of the accounting firm James D. Motley, C.P.A., Paris Illinois.

Vick N. Bowyer	52	Director since 2003. Principal and co-owner of Linsco/Private Ledger Branch, a registered broker-dealer, Marshall, Illinois, since April 2000. Finance advisor and principal, Raymond James Financial, a registered broker-dealer, at Citizens National Bank of Paris, Illinois, from January 1996 to April 2000.

ITEM 2. RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as our independent auditors for 2004 and is seeking the ratification of the appointment of BKD, LLP by our stockholders.

     In the event our stockholders fail to ratify the selection of BKD, LLP, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

Audit Fees

     Audit fees and expenses billed to the Company by BKD, LLP for the audit of the Company’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and for review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, are as follows:

2003	2002
$79,890	$57,450

Audit Related Fees

     Audit related fees and expenses billed to the Company by BKD, LLP for fiscal years 2003 and 2002 for services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees”, are as follows:

2003	2002
0	0

Tax Fees

     Tax fees and expenses billed to the Company for fiscal years 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company’s federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

2003	2002
$10,296	$5,875

All Other Fees

     Fees and expenses billed to the Company by BKD, LLP for all other services provided during fiscal years 2003 and 2002 are as follows:

2003	2002
$4,727	$35,569

In accordance with Section 10A(i) of the Exchange Act, before BKD, LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by BKD, LLP on its engagement to audit the Company’s financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than BKD, LLP employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker “non votes,” is required for the ratification of the appointment of BKD, LLP.

     The Board of Directors recommends a vote FOR the ratification of the appointment of BKD, LLP as our independent auditors for the year 2004.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

	Amount and
	Nature of Beneficial		Ownership
Name	Ownership		As a Percent of Class
Vick N. Bowyer (Director)	3,301	(1)(3)	*
David W. Dick (Director)	17,641	(1)(2)(4)	1.39%
Terry J. Howard (Director and Executive Officer)	36,186	(1) (2)(5)	2.86%
Terry T. Hutchison (Director)	8,291	(1)(2)(6)	*
James D. Motley (Director)	2,300	(1)(7)	*
Joseph R. Schroeder (Director)	15,241	(1)(2)(8)	1.20%
John W. Welborn (Director)	10,519	(1)(2)(9)	*
All directors and executive officers as a group (8 persons)	85,517		7.98%

*	less than one percent

(1)	Stock options were awarded on 5/15/2003 and are exercisable over a 5 year period at a rate of 20% per year commencing on the anniversary date of the grant.

(2)	Shares allocated under the Recognition and Retention Plan were awarded on 4/22/2002 (2002 RRP) and on 11/13/2003 (2003 RRP) and are exercisable over a 5 year period at a rate of 20% per year commencing on the anniversary date of the grant.

(3)	Includes 401 shares in the Naomi J. Bowyer Trust and 400 shares in the Steven N. Bowyer Trust, trusts over which Mr. Bowyer has power of attorney and 2,200 Stock Options which are exercisable within 60 days.

(4)	Includes 6,000 shares owned by Mr. Dick’s wife, 200 shares held by Mr. Dick’s wife’s IRA, and 200 shares held by Mr. Dick’s son, 2,916 shares allocated under the 2002 RRP and 125 shares allocated under the 2003 RRP, over which Mr. Dick has voting power, and 2,200 Stock Options which are exercisable within 60 days.

(5)	Includes 4,800 shares held in Mr. Howard’s IRA, 2,000 shares held in Mr. Howard’s wife’s IRA, 13,360 held by FirstBank’s 401k plan, 1,609 shares held by the ESOP for the account of Mr. Howard, 12,000 shares allocated under the 2002 RRP, over which Mr. Howard has voting power, and 2,217 Stock Options which are exercisable within 60 days.

(6)	Includes 2,500 shares held in Mr. Hutchinson’s IRA, 50 shares held by Mr. Hutchinson’s daughter, 2,916 shares allocated under the 2002 RRP and 125 shares allocated under the 2003 RRP, over which Mr. Hutchinson has voting power, and 2,200 Stock Options which are exercisable within 60 days.

(7)	Includes 2,200 Stock Options which are exercisable within 60 days.

(8)	Includes 1,500 shares held by Mr. Schroeder’s children, 2,500 shares held in Mr. Schroeder’s IRA, 2,916 shares allocated under the 2002 RRP and 125 shares allocated under the 2003 RRP, over which Mr. Schroeder has voting power, and 2,200 Stock Options which are exercisable within 60 days.

(9)	Includes 5,278 shares which are held in Mr. Welborn’s wife IRA, 2,916 shares allocated under the 2002 RRP and 125 shares allocated under the 2003 RRP, over which Mr. Welborn has voting power, and 2,200 Stock Options which are exercisable within 60 days.

SECURITY OWNERSHIP OF STOCKHOLDER
HOLDING 5% OR MORE

NAME AND ADDRESS OF	NUMBER OF		PERCENT
BENEFICIAL OWNER	SHARES(1)		OF CLASS
First BancTrust Corporation	120,167	(2)	9.6%
Employee Stock Ownership Plan (“ESOP”) 206 South Central Avenue Paris, Illinois 61944

Bay Pond Partners, L.P.	98,700	(3)	7.9
75 State Street Boston, Massachusetts 02109

Gerald R. Forsythe	82,500	(4)	6.6
1111 South Willis Avenue Wheeling, Illinois 60090

Wellington Management Company, LLP	138,300	(5)	11.1
75 State Street Boston, Massachusetts 02109

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.

(2)	The First Banc Trust Corporation Employee Stock Ownership Plan Trust (“Trust”) was established pursuant to the First Banc Trust Corporation Employee Stock Ownership Plan (“ESOP”). As of the Voting Record Date, 92,329 shares held in the Trust were unallocated, and 27,838 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted by the ESOP Trustee in the same proportion for and against proposals to stock holders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts, subject in each case to the fiduciary duties of the ESOP trustee and applicable law. Any allocated shares which either abstain on the proposal or are not voted will generally be disregarded in determining the percentage of stock voted will generally be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(3)	Based on a Schedule 13G amended joint filing on February 12, 2003 made on behalf of Bay Pond Partners, L.P. (“Bay Pond”), a Delaware limited partnership, Wellington Hedge Management, LLC (“WHML”), a Massachusetts limited liability company which is the sole general partner of Bay Pond, and Wellington Hedge Management, Inc. (“WHMI”), a Massachusetts corporation which is the managing member of WHML. Bay Pond, WHML and WHMI each beneficially own 98,700 shares and have shared voting and dispositive power.

(4)	Based on a Schedule 13D filing on May 6, 2002 made on behalf of Gerald R. Forsythe. Mr. Forsythe has the sole power to vote and dispose of all of the 82,500 shares.

(5)	Based on a Schedule 13G amended filing on February 12, 2004 made on behalf of Wellington Management Company, LLP (“WMC”), WMC, in its capacity as investment adviser, may be deemed to beneficially own 138,300 shares which are held of record by clients of WMC. WMC has shared voting and dispositive power over 110,600 and 138,300 shares, respectively.

EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers (“Named Executive Officers”) who accrued salary and bonus in excess of $100,000 in fiscal year 2003.

Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
				Other		Securities
				Annual	Restricted	Underlying		All Other
				Compen	Stock	Options/	LTIP	Compen-
Name and Principal		Salary	Bonus	-sation	Awards	SARs	Payouts	sation
Positions	Year	($)(1)	($)	($)(2)	($)(3)(4)	(#)(5)	($)	($)(6)
Terry J. Howard	2003	$113,000	$8,554	—	—	11,087	—	$30,872
President and Chief	2002	110,250	19,829	—	192,000	—	—	29,542
Executive Officer	2001	107,500	8,976	—	—	—	—	13,010

(1)	Includes a deferral of 5% of Mr. Howard’s salary in years 2003, 2002 and 2001.

(2)	Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3)	Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the Recognition Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in trust and paid to the recipient when the restricted stock is earned.

(4)	As of December 31, 2003, Mr. Howard had 9,600 shares of unearned restricted stock pursuant to the Recognition Plan, which had fair market values of $232,800, at December 31, 2003.

(5)	Stock options were awarded on May 15, 2003 and are exercisable over a five (5) year period at a rate of 20% per year commencing on the anniversary date of the grant.

(6)	During the year ended December 31, 2003, consists of estimated allocations under the ESOP of $22,214. Mr. Howard also received $7,750 in director’s fees from the Company and $547 in above-market interest on deferred compensation.

Total Options Exercised in 2003 and Year End Values

     This table gives information for options exercised by each of the named executive officers in 2003 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at Fiscal
	Shares Acquired	Value Realized	Fiscal Year-End (#)(1)	Year End ($)(2)
	On Exercise	($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Terry J. Howard	0	0	0 /11,087	0 /$50,002

(1)	The options in this table have an exercise price of $19.74 and became exercisable at an annual rate of 20% beginning May 15, 2004. The options expire ten years from the date of grant.

(2)	Based on market value of the underlying stock at the fiscal year end of $24.25, minus the exercise price. The market price on March 12, 2004 was $23.75 per share.

Option Grants in 2003

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

(c)
	(b)	% of Total Options
	Options	Granted to	(d)	(e)
(a)	Granted	Employees in Fiscal	Exercise or Base	Expiration
Name	(#)(1)	Year	Price ($/Sh)	Date
Terry J. Howard	11,087	7.3%	$19.74	May 15, 2013

(1)	All options vest at a rate of 20% per year on or about each anniversary of the date of grant.

(2)	Represents stock options granted on May 15, 2003.

OTHER COMPENSATION ARRANGEMENTS

Employment Agreements

     First BancTrust and First Bank, as employers, have entered into an employment agreement with Terry J. Howard pursuant to which the employers have agreed to employ Mr. Howard as President and Chief Executive Officer of First BancTrust and First Bank for a term of two years. The agreement provides that Mr. Howard will initially be paid a salary level of $107,500. Mr. Howard’s compensation and expenses shall be paid by First BancTrust and First Bank in the same proportion as the time and services actually expended by the executive on behalf of each employer. The employment agreement will be reviewed annually. The term of Mr. Howard’s employment agreement shall be extended each year for a successive additional one-year period upon the approval of the employers’ Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term. The employment agreement shall be terminable with or without cause by the employers. Mr. Howard shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreement provides for certain benefits in the event of Mr. Howard’s death. In the event that

(1)	either executive terminates his employment because the employers either fail to comply with any material provision of the employment agreement or change the executive’s title or duties, or

(2)	the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive’s employment following a change in control of First BancTrust, as defined, then the executive will be entitled to a cash severance amount equal to three times his average annual compensation for the last five calendar years (or such shorter period that he has worked with First Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

     A change in control is generally defined in the employment agreement to include any change in control of First BancTrust required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of First BancTrust’s outstanding voting securities and (2) a change in a majority of the directors of First BancTrust during any three-year period without the approval of at least two-thirds of the persons who were directors of First BancTrust at the beginning of such period.

     The employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient’s average annual compensation from the employers which was includable in the recipient’s gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes. Based upon compensation levels at December 31, 2003, if a change in control was to occur, the severance payment would be approximately $361,520 for Mr. Howard.

     Although the above-described employment agreement could increase the cost of any acquisition of control, First BancTrust and First Bank does not believe that the terms thereof would have a significant anti-takeover effect.

     401(k) Plan

     First Bank has a 401(k) Plan in which substantially all employees may participate. First Bank may contribute to the 401(k) Plan at the discretion of the Board of Directors.

     Voluntary Employee’s Benefit Association

     First Bank also maintains a voluntary employee’s benefit association for the benefit of substantially all of its full-time employees. Benefits available under the voluntary employee’s benefit association include major medical, life, accidental death and dismemberment, and disability insurance. These benefits are available to all employees who have attained a minimum age and length of service. The voluntary employee’s benefit association is funded through voluntary contributions from employees and contributions from First Bank.

     Employee Stock Ownership Plan and Trust

     First BancTrust has established an ESOP for employees of First BancTrust and First Bank. Full-time employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in our employee stock ownership plan.

     The ESOP borrowed funds from First BancTrust to purchase 121,670 shares of Common Stock in the Bank’s conversion from mutual to stock form. The loan to our ESOP will be repaid principally from our contributions to our ESOP over a period of eight years, and the collateral for the loan will be the Common Stock purchased by our ESOP. First BancTrust may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by First BancTrust or upon the sale of treasury shares by First BancTrust. Such purchases, if made, would be funded through additional borrowings by our ESOP or additional contributions from First BancTrust. The timing, amount and manner of future contributions to our ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

     2002 Stock Option Plan

     An aggregate of 152,087 shares of Common Stock were reserved under the 2002 Stock Option Plan. At December 31, 2003, 152,087 options to acquire shares of Common Stock had been granted. The options granted to acquire shares of common stock will vest over a five year period.

     2002 Recognition and Retention Plan

     The Recognition Plan acquired 60,835 shares of Common Stock. At December 31, 2003, 34,246 shares had been granted to directors and executive officers and 6,698 of such shares had vested. Under the Recognition Plan, shares are awarded as restricted stock which vests over a period specified by the Board or the Compensation Committee. The restricted stock granted will vest over a five-year period.

     Deferred Compensation Plan

     The Deferred Compensation Plan allows those granted shares under the Recognition Plan to defer the receipt of vested shares. At December 31, 2003, 5,392 vested shares had been deferred.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company’s common stock (“FBTC”), with the cumulative return for the NASDAQ Total Return Index and the SNL Less Than $250 Million Thrift Index over the same period, assuming the investment of $100 on December 31, 1998, and reinvestment of all dividends.

First BancTrust Corporation

	Period Ending
Index	04/19/01	12/31/01	12/31/02	12/31/03
First BancTrust Corporation	100.00	133.01	149.81	221.45
NASDAQ - Total US	100.00	89.58	61.63	92.84
SNL <$250M Thrift Index	100.00	122.90	153.15	213.09

Source : SNL Financial LC, Charlottesville, VA

© 2004

Transactions with Certain Related Persons

     The Bank makes loans to directors and executive officers from time-to-time in the ordinary course of business. The Bank’s current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three directors (Messrs. Terry T. Hutchison, James D. Motley, and John W. Welborn). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the NASD’s listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

     In connection with the audited financial statements contained in the Company’s 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003, the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

THE AUDIT COMMITTEE

Terry T. Hutchison	James D. Motley	John W. Welborn

COMPLIANCE WITH SECTION 16

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that except as set forth below, all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934: Each of the directors failed to file a Form 4 in connection with the receipt of stock awards from the Company on November 13, 2003. In addition, each director, the Chief Executive Officer and the Chief Financial Officer failed to file a Form 4 in connection with the receipt of stock options from the Company on May 15, 2003. One director, Vick N. Bowyer, failed to report on his original Form 3, certain shares in his mother’s and father’s trust for which he serves as power-of-attorney.

STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 206 South Central Avenue, P.O. Box 880, Paris, Illinois 61944, Attention: Secretary, no later than November 19, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company’s Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested. Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company’s Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, or not later than November 19, 2004 in connection with the next annual meeting of stockholders of the Company. A stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Bylaws. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

     Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

By Order of the Board of Directors,

David W. Dick, Corporate Secretary

APPENDIX A

FIRST BANCTRUST CORPORATION

NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

CHARTER

PURPOSE

     The purpose of the Nominating Committee is to provide assistance to the Board of Directors in identifying, screening and recommending qualified candidates to serve as Directors of the Company.

QUALIFICATIONS

     The Nominating Committee shall consist of three or more members of the Board, each of whom shall be independent as defined by the requirements of the primary trading market or security exchange on which the Company’s securities are traded.

ORGANIZATION

     The Board of Directors shall annually designate the members and the Chairman of the Nominating Committee. A majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is present shall be the action of the Committee. The Committee shall keep a record of its actions and proceedings, and shall make a report thereof from time to time to the Board of Directors.

MEETINGS

     The Committee shall hold one regular meeting (in person or by telephone conference) per year and such other special meetings as may be necessary to fulfill its duties as follows:

-	December/January – recommend nominees for the slate of the directors to stand for election at the next annual meeting of shareholders.

-	Special – recommend nominees to fill new positions or vacancies which may occur on the Board of Directors.

A-1

APPENDIX A

POWERS, DUTIES AND RESPONSIBILITIES

The Nominating Committee shall:

•	Develop and recommend criteria for the selection of new directors to the Board, including, but not limited to age, skills, diversity, experience, education, availability and such other criteria as the Committee shall determine to relevant at the time;

•	Actively seek individuals qualified to become members of the Board of Directors. The Committee may consider candidates proposed by security holders or management, but is not required to do so;

•	If deemed advisable, retain (or terminate) any consulting or search firm to be used to identify director candidates, including authority to approve the firm’s fees and other retention terms;

•	Review the qualifications of and screen potential candidates to fill Board positions, in light of criteria established by the Board;

•	Recommend to the full Board of Directors:

-	Nominees to fill new positions or vacancies as they occur among the Directors; and

-	Prior to each annual meeting of shareholders, the candidates for election or reelection as Directors by the shareholders at the annual meeting;

•	Be available to the Chairman of the Board and other Directors for consultation concerning candidates as Directors;

•	Review and update this charter from time to time for consideration by the Board of Directors;

•	Evaluate the performance and function of the Nominating Committee from time to time; and

•	Perform such additional duties and have such additional responsibilities as the Board may from time to time determine.

A-2

APPENDIX B

FIRST BANCTRUST CORPORATION
AUDIT COMMITTEE CHARTER

     The Board of Directors of First BancTrust Corporation (the “Company”) has constituted and established an Audit Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A. Composition

     The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the company’s balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). While not an absolute requirement, the Company will seek to have at least one member who is considered to be an “audit committee financial expert” as defined in Item 401 of Regulation S-B under the Securities Exchange Act of 1934. These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B. Mission Statement and Principal Functions

     The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

               (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

APPENDIX B

               (2) Review the Company’s audited financial statements and related footnotes and the “Management’s Discussion and Analysis” portion of the annual report on Form 10-KSB prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company’s annual report on Form 10-KSB, based upon the Committee’s review and discussions with the outside auditors.

               (3) Ensure that the outside auditors review the Company’s interim financial statements before the Company files its quarterly report on Form 10-QSB with the SEC.

               (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

               (5) Meet with the Company’s legal counsel to review legal matters that may have a significant impact on the Company or its financial reports. In addition, the Committee is authorized to engage independent counsel and other advisors, as it determines necessary to carry out its duties under this Charter without prior permission of the Board of Directors or management, at the expense of the Company.

               (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

               (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

               (8) Review and reassess the adequacy of this Charter annually.

Independent Accountants

               (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Committee and that the Committee has the ultimate authority and responsibility to select, evaluate, compensate and, where appropriate, replace the outside auditors (or to appoint the outside auditors to be considered for shareholder ratification in any proxy statement).

               (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1

APPENDIX B

(Independence Discussions with Audit Committees), and discuss with the auditors the auditors’ independence.

               (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors’ independence.

               (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards (“SAS”) No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

               (13) Review the performance of the outside auditors each year and make a decision in respect to their appointment as outside auditor for the next year’s audit.

               (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

               (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit, and specifically approve any permissible non-audit services.

               (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Internal Audit Department

               (17) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

               (18) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

               (19) Act upon management’s recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

               (20) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

APPENDIX B

               (21) Review reports of any embezzlement and other reportable incidents related to the Company’s financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

               (22) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management’s response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

Regulatory Compliance

               (23) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

               (24) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

               (25) Receive reports on First Bank & Trust, S. B.’s (the “Bank”) compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the Bank’s independent public accountant.

Internal Controls and Procedures

               (26) Review periodically the scope and implications of the Company’s internal financial controls and procedures and consider their adequacy.

               (27) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

               (28) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company’s internal financial procedures.

Procedures for Handling Complaints

               (29) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

APPENDIX B

               (30) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Special Duties

               (31) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

C. Meetings

     Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-KSB .

     Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

Adopted by Committee
as of , 2003

Approved by Board
as of , 2003

First BancTrust Corporation

CORDIALLY INVITES YOU TO ATTEND THE
ANNUAL MEETING OF STOCKHOLDERS

MONDAY, APRIL 19, 2004
10:00 A.M. CDT

HUMAN RESOURCES CENTER
118 EAST COURT STREET
PARIS, IL

DETACH PROXY CARD HERE

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposal to ratify the independent auditors for 2004. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 19, 2004, a Proxy Statement for the Annual Meeting and the 2003 Annual Report to Stockholders.

Dated:

Signature:

Signature:

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

FIRST BANCTRUST CORPORATION

If you plan to personally attend the Annual Meeting of Stockholders on April 19, 2004, please check the box and list the names of attendees below.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the Annual Meeting.     ☐

Names of persons attending:

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

FIRST BANCTRUST CORPORATION	REVOCABLE PROXY

This proxy is solicited on behalf of the Board of Directors of First BancTrust Corporation (the “Company”) for use only at the Annual Meeting of Stockholders to be held on April 19, 2004 and at any adjournment thereof.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Human Resources Center located at 118 East Court Street, Paris, Illinois, on Monday, April 19, 2004, at 10:00 a.m. Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

1.	Election of Directors

☐	FOR all nominees listed (except as marked to the contrary.)	☐	WITHHOLD AUTHORITY to vote for all nominees listed.

Nominees for three-year term: Terry T. Hutchison and John W. Welborn.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to ratify the appointment of BKD, LLP as the Company’s independent auditors for the year ending December 31, 2004.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the election of the Board of Directors’ nominees to the Board of Directors and FOR the proposal to ratify the independent auditors for 2004, and otherwise at the discretion of the proxies.

(to be signed on the other side)